                                                                    EXHIBIT 10.7


                             AMENDED AND RESTATED
                     DIRECTOR'S DEFERRED COMPENSATION PLAN
                                   AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT, made and entered into on the 1st day of January, 1994 and amended and restated this the 14th day of December, 1995 (the "Agreement"), between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Edmund T. Buckman, Jr. (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further service and to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore has determined to defer receipt of director's fees in the amount of $350.00 per month for five (5) years from January 1, 1994;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
defer each month the receipt by him of $350.00 in director's fees for the sixty
(60) months beginning January 1, 1994 and ending December 31, 1998. In exchange for such agreement to defer and subject to the condition that, except as otherwise specifically provided below, the Director remain a director of the Bank until the Qualifying Date (as defined below), the Director shall receive from the Bank the benefits hereinafter described.

     Section 2.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 65th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $513 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under
Section 2, but before all of said
installment payments shall have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank ("Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $513 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Notwithstanding the foregoing, in the event that the Director commits suicide on or before January 1, 1996, then no benefits shall be paid to the Beneficiary or Beneficiaries; provided, however, that the Beneficiary or Beneficiaries shall be entitled to receive promptly in a lump sum all director's fees deferred by the Director under this Agreement prior to his death, plus interest thereon at a compounded annual rate of six percent (6%).

     Section 5.  Termination of Benefits.
     ---------   -----------------------

     A. If the Director voluntarily resigns as a director of the Bank on or before January 1, 1996, the Director's benefits under this Agreement shall be limited to the return to him of his deferred director's fees, plus interest thereon at a compounded annual rate of six percent (6%) per annum, which amount shall be paid in a single sum on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which his service was terminated.

     B. If the Director voluntarily resigns after January 1, 1996, but before the Qualifying Date, then the Director or his Beneficiary (or Beneficiaries) shall be entitled to a percentage of the amount of the monthly installment payments described in Section 2 of this Agreement determined under the following table:

                                            PERCENTAGE OF MONTHLY
                                            INSTALLMENT PAYMENT DESCRIBED
     FULL NUMBER OF YEARS SERVED AS         IN SECTION 2 OF THIS AGREEMENT TO
     DIRECTOR AFTER JANUARY 1, 1994         WHICH DIRECTOR IS ENTITLED
     ------------------------------         ------------------------------------
               1                                     -0-%        (Deferred Fees
                                                                  Plus Interest)
               2                                      40%
               3                                      60%
               4                                      80%
               5                                     100%

     Section 6.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiary or Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     Section 7.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 8.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditors Status of Director.  The payments to the Director or his
------------------------------------
Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                        HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                          By:    /s/ Thomas A. Vann
---------------------------                    ---------------------------------
Ruby Adams                                     Thomas A. Vann
Secretary

[Corporate Seal]                        Title: President

                                        DIRECTOR:

                                        /s/ Edmund T. Buckman, Jr.       (Seal)
                                        --------------------------------
                                        Edmund T. Buckman, Jr.

                             AMENDED AND RESTATED
                     DIRECTOR'S DEFERRED COMPENSATION PLAN
                                   AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT, made and entered into on the 1st day of January, 1994 and amended and restated this the 14th day of December, 1995 (the "Agreement"), between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Linley H. Gibbs, Jr. (the "Director").

                              W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further service and to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore has determined to defer receipt of director's fees in the amount of $350.00 per month for five (5) years from January 1, 1994;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
defer each month the receipt by him of $350.00 in director's fees for the sixty
(60) months beginning January 1, 1994 and ending December 31, 1998. In exchange for such agreement to defer and subject to the condition that, except as otherwise specifically provided below, the Director remain a director of the Bank until the Qualifying Date (as defined below), the Director shall receive from the Bank the benefits hereinafter described.

     Section 2.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 65th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $942 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under
Section 2, but before all of said
installment payments shall have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank ("Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $942 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Notwithstanding the foregoing, in the event that the Director commits suicide on or before January 1, 1996, then no benefits shall be paid to the Beneficiary or Beneficiaries; provided, however, that the Beneficiary or Beneficiaries shall be entitled to receive promptly in a lump sum all director's fees deferred by the Director under this Agreement prior to his death, plus interest thereon at a compounded annual rate of six percent (6%).

     Section 5.  Termination of Benefits.
     ---------   -----------------------

     A. If the Director voluntarily resigns as a director of the Bank on or before January 1, 1996, the Director's benefits under this Agreement shall be limited to the return to him of his deferred director's fees, plus interest thereon at a compounded annual rate of six percent (6%) per annum, which amount shall be paid in a single sum on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which his service was terminated.

     B. If the Director voluntarily resigns after January 1, 1996 but, but before the Qualifying Date, then the Director or his Beneficiary (or Beneficiaries) shall be entitled to a percentage of the amount of the monthly installment payments described in Section 2 of this Agreement determined under the following table:

                                            PERCENTAGE OF MONTHLY
                                            INSTALLMENT PAYMENT DESCRIBED
     FULL NUMBER OF YEARS SERVED AS         IN SECTION 2 OF THIS AGREEMENT TO
     DIRECTOR AFTER JANUARY 1, 1994         WHICH DIRECTOR IS ENTITLED
     ------------------------------         ---------------------------------
                 1                                   -0-%      (Deferred Fees
                                                               Plus Interest)
                 2                                    40%
                 3                                    60%
                 4                                    80%
                 5                                   100%

     Section 6.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiary or Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     Section 7.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 8.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditors Status of Director.  The payments to the Director or his
------------------------------------
Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:    /s/ Thomas A. Vann
------------------------                   -------------------------------------
Ruby Adams                                 Thomas A. Vann
Secretary

[Corporate Seal]                    Title:  President

                                    DIRECTOR:

                                    /s/ Linley H. Gibbs, Jr.
                                    --------------------------------------(Seal)
                                    Linley H. Gibbs, Jr.

                             AMENDED AND RESTATED
                     DIRECTOR'S DEFERRED COMPENSATION PLAN
                                   AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT, made and entered into on the 1st day of January, 1994 and amended and restated this the 14th day of December, 1995 (the "Agreement"), between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Frederick N. Holscher (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further service and to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore has determined to defer receipt of director's fees in the amount of $350.00 per month for five (5) years from January 1, 1994;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
defer each month the receipt by him of $350.00 in director's fees for the sixty
(60) months beginning January 1, 1994 and ending December 31, 1998. In exchange for such agreement to defer and subject to the condition that, except as otherwise specifically provided below, the Director remain a director of the Bank until the Qualifying Date (as defined below), the Director shall receive from the Bank the benefits hereinafter described.

     Section 2.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 65th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $4,088 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under
Section 2, but before all of said
installment payments shall have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank ("Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $4,088 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Notwithstanding the foregoing, in the event that the Director commits suicide on or before January 1, 1996, then no benefits shall be paid to the Beneficiary or Beneficiaries; provided, however, that the Beneficiary or Beneficiaries shall be entitled to receive promptly in a lump sum all director's fees deferred by the Director under this Agreement prior to his death, plus interest thereon at a compounded annual rate of six percent (6%).

     Section 5.  Termination of Benefits.
     ---------   -----------------------

     A. If the Director voluntarily resigns as a director of the Bank on or before January 1, 1996, the Director's benefits under this Agreement shall be limited to the return to him of his deferred director's fees, plus interest thereon at a compounded annual rate of six percent (6%) per annum, which amount shall be paid in a single sum on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which his service was terminated.

     B. If the Director voluntarily resigns after January 1, 1996, but before the Qualifying Date, then the Director or his Beneficiary (or Beneficiaries) shall be entitled to a percentage of the amount of the monthly installment payments described in Section 2 of this Agreement determined under the following table:

                                             PERCENTAGE OF MONTHLY
                                             INSTALLMENT PAYMENT DESCRIBED
     FULL NUMBER OF YEARS SERVED AS          IN SECTION 2 OF THIS AGREEMENT TO
     DIRECTOR AFTER JANUARY 1, 1994          WHICH DIRECTOR IS ENTITLED
     ------------------------------          ---------------------------------------------
                 1                                     -0-%   (Deferred Fees Plus Interest)
                 2                                     20%
                 3                                     30%
                 4                                     40%
                 5                                     50%
                 6                                     60%
                 7                                     70%
                 8                                     80%
                 9                                     90%
                 10                                   100%

     Section 6.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiary or Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     Section 7.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 8.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditors Status of Director.  The payments to the Director or his
------------------------------------
Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                        HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                          By:  /s/ Thomas A. Vann
--------------------------                   ------------------------------
Ruby Adams                                   Thomas A. Vann
Secretary

[Corporate Seal]                        Title:  President

                                        DIRECTOR:

                                        /s/ Frederick N. Holscher
                                        --------------------------------- (Seal)
                                        Frederick N. Holscher

                             AMENDED AND RESTATED
                     DIRECTOR'S DEFERRED COMPENSATION PLAN
                                   AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT, made and entered into on the 1st day of January, 1994 and amended and restated this the 14th day of December, 1995 (the "Agreement"), between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Frederick H. Howdy (the "Director").

                              W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further service and to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore has determined to defer receipt of director's fees in the amount of $350.00 per month for five (5) years from January 1, 1994;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
defer each month the receipt by him of $350.00 in director's fees for the sixty
(60) months beginning January 1, 1994 and ending December 31, 1998. In exchange for such agreement to defer and subject to the condition that, except as otherwise specifically provided below, the Director remain a director of the Bank until the Qualifying Date (as defined below), the Director shall receive from the Bank the benefits hereinafter described.

     Section 2.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 65th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $942 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under
Section 2, but before all of said
installment payments shall have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank ("Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $942 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Notwithstanding the foregoing, in the event that the Director commits suicide on or before January 1, 1996, then no benefits shall be paid to the Beneficiary or Beneficiaries; provided, however, that the Beneficiary or Beneficiaries shall be entitled to receive promptly in a lump sum all director's fees deferred by the Director under this Agreement prior to his death, plus interest thereon at a compounded annual rate of six percent (6%).

     Section 5.  Termination of Benefits.
     ---------   -----------------------

     A. If the Director voluntarily resigns as a director of the Bank on or before January 1, 1996, the Director's benefits under this Agreement shall be limited to the return to him of his deferred director's fees, plus interest thereon at a compounded annual rate of six percent (6%) per annum, which amount shall be paid in a single sum on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which his service was terminated.

     B. If the Director voluntarily resigns after January 1, 1996, but before the Qualifying Date, then the Director or his Beneficiary (or Beneficiaries) shall be entitled to a percentage of the amount of the monthly installment payments described in Section 2 of this Agreement determined under the following table:

                                              PERCENTAGE OF MONTHLY
                                              INSTALLMENT PAYMENT DESCRIBED
     FULL NUMBER OF YEARS SERVED AS           IN SECTION 2 OF THIS AGREEMENT TO
     DIRECTOR AFTER JANUARY 1, 1994           WHICH DIRECTOR IS ENTITLED
     ---------------------------------        --------------------------------------
               1                                     -0-%  (Deferred Fees Plus Interest)
               2                                     40%
               3                                     60%
               4                                     80%
               5                                     100%

     Section 6.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiary or Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     Section 7.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 8.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditors Status of Director.  The payments to the Director or his
------------------------------------
Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                      HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                        By:  /s/ Thomas A. Vann
-----------------------------              ------------------------------------
Ruby Adams                                 Thomas A. Vann
Secretary

[Corporate Seal]                      Title:     President

                                      DIRECTOR:

                                      /s/ Frederick H. Howdy
                                      ---------------------------------- (Seal)
                                      Frederick H. Howdy

                             AMENDED AND RESTATED
                     DIRECTOR'S DEFERRED COMPENSATION PLAN
                                   AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT, made and entered into on the 1st day of January, 1994 and amended and restated this the 14th day of December, 1995 (the "Agreement"), between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Charles E. Parker (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further service and to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore has determined to defer receipt of director's fees in the amount of $350.00 per month for five (5) years from January 1, 1994;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
defer each month the receipt by him of $350.00 in director's fees for the sixty
(60) months beginning January 1, 1994 and ending December 31, 1998. In exchange for such agreement to defer and subject to the condition that, except as otherwise specifically provided below, the Director remain a director of the Bank until the Qualifying Date (as defined below), the Director shall receive from the Bank the benefits hereinafter described.

     Section 2.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 65th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $1,533 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under
Section 2, but before all of said
installment payments shall have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank ("Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $1,533 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Notwithstanding the foregoing, in the event that the Director commits suicide on or before January 1, 1996, then no benefits shall be paid to the Beneficiary or Beneficiaries; provided, however, that the Beneficiary or Beneficiaries shall be entitled to receive promptly in a lump sum all director's fees deferred by the Director under this Agreement prior to his death, plus interest thereon at a compounded annual rate of six percent (6%).

     Section 5.  Termination of Benefits.
     ---------   -----------------------

     A. If the Director voluntarily resigns as a director of the Bank on or before January 1, 1996, the Director's benefits under this Agreement shall be limited to the return to him of his deferred director's fees, plus interest thereon at a compounded annual rate of six percent (6%) per annum, which amount shall be paid in a single sum on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which his service was terminated.

     B. If the Director voluntarily resigns after January 1, 1996, but before the Qualifying Date, then the Director or his Beneficiary (or Beneficiaries) shall be entitled to a percentage of the amount of the monthly installment payments described in Section 2 of this Agreement determined under the following table:

                                             PERCENTAGE OF MONTHLY
                                             INSTALLMENT PAYMENT DESCRIBED
     FULL NUMBER OF YEARS SERVED AS          IN SECTION 2 OF THIS AGREEMENT TO
     DIRECTOR AFTER JANUARY 1, 1994          WHICH DIRECTOR IS ENTITLED
     ------------------------------          ----------------------------------------------
                 1                                      00.0%  (Deferred Fees Plus Interest)
                 2                                      25.0%
                 3                                      37.5%
                 4                                      50.0%
                 5                                      62.5%
                 6                                      75.0%
                 7                                      87.5%
                 8                                     100.0%

     Section 6.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiary or Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     Section 7.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 8.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditors Status of Director.  The payments to the Director or his
------------------------------------
Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                        HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                          By:  /s/ Thomas A. Vann
------------------------                     ---------------------------------
Ruby Adams                                   Thomas A. Vann
Secretary

[Corporate Seal]                        Title:  President

                                        DIRECTOR:

                                        /s/ Charles E. Parker, Jr.
                                        ------------------------------ (Seal)
                                        Charles E. Parker, Jr.

                             AMENDED AND RESTATED
                     DIRECTOR'S DEFERRED COMPENSATION PLAN
                                   AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT, made and entered into on the 1st day of January, 1994 and amended and restated this the 14th day of December, 1995 (the "Agreement"), between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Marshall T. Singleton (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further service and to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore has determined to defer receipt of director's fees in the amount of $350.00 per month for five (5) years from January 1, 1994;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
defer each month the receipt by him of $350.00 in director's fees for the sixty
(60) months beginning January 1, 1994 and ending December 31, 1998. In exchange for such agreement to defer and subject to the condition that, except as otherwise specifically provided below, the Director remain a director of the Bank until the Qualifying Date (as defined below), the Director shall receive from the Bank the benefits hereinafter described.

     Section 2.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 65th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $1,975 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under
Section 2, but before all of said
installment payments shall have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank ("Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $1,975 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Notwithstanding the foregoing, in the event that the Director commits suicide on or before January 1, 1996, then no benefits shall be paid to the Beneficiary or Beneficiaries; provided, however, that the Beneficiary or Beneficiaries shall be entitled to receive promptly in a lump sum all director's fees deferred by the Director under this Agreement prior to his death, plus interest thereon at a compounded annual rate of six percent (6%).

     Section 5.  Termination of Benefits.
     ---------   -----------------------

     A. If the Director voluntarily resigns as a director of the Bank on or before January 1, 1996, the Director's benefits under this Agreement shall be limited to the return to him of his deferred director's fees, plus interest thereon at a compounded annual rate of six percent (6%) per annum, which amount shall be paid in a single sum on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which his service was terminated.

     B. If the Director voluntarily resigns after January 1, 1996, but before the Qualifying Date, then the Director or his Beneficiary (or Beneficiaries) shall be entitled to a percentage of the amount of the monthly installment payments described in Section 2 of this Agreement determined under the following table:

                                            PERCENTAGE OF MONTHLY
                                            INSTALLMENT PAYMENT DESCRIBED
     FULL NUMBER OF YEARS SERVED AS         IN SECTION 2 OF THIS AGREEMENT TO
     DIRECTOR AFTER JANUARY 1, 1994         WHICH DIRECTOR IS ENTITLED
     ---------------------------------      ---------------------------------
                 1                                   -0-%      (Deferred Fees
                                                                Plus Interest)
                 2                                    20%
                 3                                    30%
                 4                                    40%
                 5                                    50%
                 6                                    60%
                 7                                    70%
                 8                                    80%
                 9                                    90%
                 10                                   100%

     Section 6.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiary or Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     Section 7.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 8.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditors Status of Director.  The payments to the Director or his
------------------------------------
Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:    /s/ Thomas A. Vann
-------------------------                  -------------------------------------
Ruby Adams                                 Thomas A. Vann
Secretary

[Corporate Seal]                    Title: President

                                    DIRECTOR:

                                    /s/ Marshall T. Singleton
                                    ------------------------------------- (Seal)
                                    Marshall T. Singleton

                             AMENDED AND RESTATED
                     DIRECTOR'S DEFERRED COMPENSATION PLAN
                                   AGREEMENT

     THIS AMENDED AND RESTATED DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT, made and entered into on the 1st day of January, 1994 and amended and restated this the 14th day of December, 1995 (the "Agreement"), between Home Savings Bank, SSB, a mutual state savings bank organized and existing under the laws of the State of North Carolina (the "Bank"), and Thomas A. Vann (the "Director").

                             W I T N E S S E T H:

     WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Director and wishes to encourage his further service and to assist him in providing for the contingencies of retirement and death;

     WHEREAS, the Director heretofore has determined to defer receipt of director's fees in the amount of $350.00 per month for five (5) years from January 1, 1994;

     WHEREAS, the parties hereto intend that this Agreement be considered an unfunded arrangement to provide deferred compensation benefits for the Director; and

     WHEREAS, the parties hereto desire to amend the Agreement and to restate the Agreement as amended.

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

     Section 1.  Deferral Election.  The Director hereby elects and agrees to
     ---------   -----------------
defer each month the receipt by him of $350.00 in director's fees for the sixty
(60) months beginning January 1, 1994 and ending December 31, 1998. In exchange for such agreement to defer and subject to the condition that, except as otherwise specifically provided below, the Director remain a director of the Bank until the Qualifying Date (as defined below), the Director shall receive from the Bank the benefits hereinafter described.

     Section 2.  Retirement Benefits.  The Bank agrees that, except as otherwise
     ---------   -------------------
specifically provided herein, upon the later to occur of the Director's 65th birthday and January 1, 1999 (the "Qualifying Date"), the Bank will pay the Director $4,818 per month for a continuous period of 120 months. Such continuous monthly installment payments shall commence on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Qualifying Date shall occur.

     Section 3.  Post-Retirement Death Benefits.  In the event that the Director
     ---------   ------------------------------
should die after becoming entitled to receive monthly installment payments under
Section 2, but before all of said
installment payments shall have been made, the Bank will pay all remaining installment payments to such beneficiary or beneficiaries as the Director has designated in writing to the Bank ("Beneficiaries"). In the event of the death of the last living Beneficiary before all remaining installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate.

     Section 4.  Pre-Retirement Death Benefits.  Should the Director die while
     ---------   -----------------------------
serving as a director of the Bank and prior to the Qualifying Date, the Bank will pay $4,818 per month for a continuous period of 120 months to the Beneficiary or Beneficiaries. The first such monthly installment payment shall be made on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which the Director died. In the event of the death of the last living Beneficiary before all installment payments shall have been made, the balance of any payments which remain unpaid at the time of such Beneficiary's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the estate of the last Beneficiary to die. In the absence of any such beneficiary designation, any payments remaining unpaid at the Director's death shall be commuted on the basis of six percent (6%) per annum compounded interest and shall be paid in a single sum to the Director's estate. Notwithstanding the foregoing, in the event that the Director commits suicide on or before January 1, 1996, then no benefits shall be paid to the Beneficiary or Beneficiaries; provided, however, that the Beneficiary or Beneficiaries shall be entitled to receive promptly in a lump sum all director's fees deferred by the Director under this Agreement prior to his death, plus interest thereon at a compounded annual rate of six percent (6%).

     Section 5.  Termination of Benefits.
     ---------   -----------------------

     A. If the Director voluntarily resigns as a director of the Bank on or before January 1, 1996, the Director's benefits under this Agreement shall be limited to the return to him of his deferred director's fees, plus interest thereon at a compounded annual rate of six percent (6%) per annum, which amount shall be paid in a single sum on a date to be determined by the Bank, but in no event later than the first day of the sixth calendar month following the calendar month in which his service was terminated.

     B. If the Director voluntarily resigns after January 1, 1996, but before the Qualifying Date, then the Director or his Beneficiary (or Beneficiaries) shall be entitled to a percentage of the amount of the monthly installment payments described in Section 2 of this Agreement determined under the following table:

                                              PERCENTAGE OF MONTHLY
                                              INSTALLMENT PAYMENT DESCRIBED
     FULL NUMBER OF YEARS SERVED AS           IN SECTION 2 OF THIS AGREEMENT TO
     DIRECTOR AFTER JANUARY 1, 1994           WHICH DIRECTOR IS ENTITLED
     ------------------------------           ---------------------------------
                  1                                  -0-%        (Deferred Fees
                                                                 Plus Interest)
                  2                                   20%
                  3                                   30%
                  4                                   40%
                  5                                   50%
                  6                                   60%
                  7                                   70%
                  8                                   80%
                  9                                   90%
                  10                                 100%

     Section 6.  Benefits Not Transferable.  Neither the Director, his
     ---------   -------------------------
Beneficiary or Beneficiaries nor any other person claiming any right or interest under this Agreement through the Director or any Beneficiary shall have any right to commute, assign, transfer or otherwise convey any right to receive any benefits hereunder.

     Section 7.  Binding Upon Successors.  This Agreement and the Bank's
     ---------   -----------------------
obligations hereunder shall be binding upon the Bank's successors and permitted assigns. The Bank may not assign its rights or obligations under this Agreement without the Director's prior written consent. In addition, the Bank shall not enter into any agreement providing for the merger of the Bank with and into another business entity or the sale of more than a majority of the Bank's assets to another business entity, person or group persons that does not specifically provide that such successor by merger or purchaser(s) of assets shall assume and satisfy each and every obligation of the Bank to the Director under this Agreement. In the case of an asset sale, such assumption shall not relieve the Bank of its liability to fulfill such obligations.

     Except as otherwise provided in Section 2, 3, 4 or 5, as applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason coincident with or within twenty-four (24) months following a merger of the Bank with or into another business entity or of an asset sale as described above, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date that such merger or asset sale shall be consummated.

     Section 8.  Benefits Payable Only From General Corporate Assets; Unsecured
     ---------   --------------------------------------------------------------
General Creditors Status of Director.  The payments to the Director or his
------------------------------------
Beneficiary or Beneficiaries hereunder shall be made from assets which for all purposes shall continue to be a part of the general, unrestricted assets of the Bank; no person shall have any interest in any such assets by virtue of the provisions of this Agreement. The Bank's obligations hereunder shall be an unfunded and unsecured promise to pay in the future. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Bank.

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:    /s/ William L. Wall
------------------------                   ------------------------------------
Ruby Adams                                 William L. Wall
Secretary

[Corporate Seal]                    Title: Executive Vice President

                                    DIRECTOR:

                                    /s/ Thomas A. Vann
                                    ------------------------------------  (Seal)
                                    Thomas A. Vann

     In the event that, in its discretion, the Bank purchases an insurance policy or policies insuring the life of the Director (or any other property) in order to allow the Bank to recover the cost of providing benefits, in whole or in part, hereunder, neither the Director nor any Beneficiary shall have any rights whatsoever therein or in the proceeds therefrom. The Bank shall be the sole owner and beneficiary of such insurance policy or policies and shall possess and may exercise all incidents of ownership therein.

     Section 9.  Additional Benefits.  The benefits and rights provided under
     ---------   -------------------
this Agreement are in addition to, and are independent of, those benefits and rights provided under any other agreements between the parties hereto, and shall not affect, reduce or diminish the right of the Director to participate in any current or future benefit plan or other supplemental compensation arrangement.

     Section 10.  No Contract of Employment.  Nothing contained herein shall be
     ----------   -------------------------
construed to be a contract of employment or as conferring upon the Director the right to continue as a director of the Bank. It is expressly understood by the parties hereto that this Agreement relates to a deferred compensation arrangement between the Bank and the Director and is not intended to be an employment or services agreement.

     Section 11.  Amendment.  This Agreement may not be amended, altered or
     ----------   ---------
modified, except by written instrument signed by the parties hereto or their respective successors, and may not be otherwise terminated except as provided herein.

     Section 12.  Governing Law.  This Agreement, and the rights of the parties
     ----------   -------------
hereunder, shall be governed and construed on accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Director's Deferred Compensation Plan Agreement as of the day and year first above written.

                                    HOME SAVINGS BANK, SSB
Attest:

/s/ Ruby Adams                      By:    /s/ William L. Wall
------------------------                   ------------------------------------
Ruby Adams                                 William L. Wall
Secretary

[Corporate Seal]                    Title: Executive Vice President

                                    DIRECTOR:

                                    /s/ Thomas A. Vann
                                    ------------------------------------  (Seal)
                                    Thomas A. Vann

                                 HOME SAVINGS BANK, SSB
                DIRECTOR'S DEFERRED COMPENSATION PLAN AGREEMENT
                   AS AMENDED AND RESTATED DECEMBER 14, 1995

                              ____________________

                                 1996 Amendment
                              ____________________

          WHEREAS, Home Savings Bank, SSB (the "Bank") has entered into a Director's Deferred Compensation Plan Agreement (the "Agreement"), originally effective January 1, 1994 and as amended and restated effective December 14, 1995, with Directors E. Buckman, Jr., F. Howdy, C. Parker, Jr., F. Holscher, L. Gibbs, Jr., M. Singleton, and T. Vann (the "Directors"); and

          WHEREAS, the Bank has authorized an amendment to the Agreement with each Director in order to address issues arising from the Bank's upcoming conversion from mutual to stock form;

          NOW, THEREFORE, pursuant to Section 11 of each Agreement, the Agreement with each Director is hereby amended as follows, effective immediately on execution hereof:

          1. Section 5.B. of the Agreement is amended by adding the following sentence at the end thereof:

                    Notwithstanding the foregoing or any other provision of this
               Agreement to the contrary, the benefits provided pursuant to this
               Section 5. B. shall commence on a date determined by the Bank but not later than the first day of the sixth month following the Director's voluntary resignation or the Director's attainment of age 55, whichever shall later occur.

          2. The last paragraph of Section 7 of each Agreement shall be amended in its entirety to provide as follows (with italics herein identifying new text):
                    Except as otherwise provided in Section 2, 3, 4, or 5, as
               applicable, in the event that, on or before the occurrence of the Qualifying Date, the Director's service as a director of the Bank is terminated for any reason other than the Director's voluntary resignation or death, then the provisions of Section 2 shall be deemed applicable except that the Qualifying Date shall be deemed to be the date of such termination of service as a Bank director.

          3. Section 8 of the Agreement shall be amended by adding the following paragraphs immediately at the end thereof:

                    Notwithstanding any other provision of this Agreement that may be contrary or inconsistent herewith, not later than ten business days after a Change in Control (as defined in the last paragraph of this Section 8), the Bank shall (i)

1996 Amendment
Director's Deferred Compensation
 Plan Agreement
Page 2


               deposit in a grantor trust (the "Trust") that is designed in accordance with Revenue Procedure 92-64 and has a trustee independent of the Bank, the Company and any successor to their interest, an amount equal to the present value of all benefits that may become payable under this Agreement, unless the Director has previously provided a written release of any claims under this Agreement, and (ii) provide the trustee of the Trust with a written direction to hold said amount and any investment return thereon in a segregated account for the benefit of the Director, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust.

                    At any time or from time to time following the Change in
               Control, the Director may provide the trustee of the Trust with a written schedule directing that the trustee pay to the Director amounts designated in the schedule as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall send a copy of the notice to the Bank via overnight and registered mail (return receipt requested). On the fifth business day after mailing said notice to the Bank, the trustee of the Trust shall pay the Director the amount designated therein in immediately available funds, unless prior thereto the Bank provides the trustee with a written notice directing the trustee to withhold such payment. In the latter event, the trustee shall submit the dispute to non-appealable binding arbitration for a determination of the amount payable to the Director pursuant to this Agreement, and the costs of such arbitration (including any attorneys' fees incurred by the Director) shall be paid by the Bank. The trustee shall choose the arbitrator to settle the dispute, and such arbitrator shall be bound by the rules of the American Arbitration Association in making his determination. The parties and the trustee shall be bound by the results of the arbitration and, within three days of the determination by the arbitrator, the trustee shall pay from the Trust the amounts required to be paid to the Director and/or the Bank, and in no event shall the trustee be liable to either party for making the payments as determined by the arbitrator.

                    Upon receiving the Director's release of all claims under
               this Agreement, the trustee of the Trust shall pay to the Bank or its successor in interest the entire balance remaining in the segregated account maintained for the benefit of the Director. The Director shall thereafter have no further interest in the Trust pursuant to this Agreement.

                    For purposes of this Agreement, "Change in Control" shall
               mean any one of the following events: (i) the acquisition of ownership, holding, or power to vote more than 25% of the voting stock of the Bank or NewSouth Bancorp, Inc. (the "Company"), (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or of the Company by any person or by persons acting as a "group" (within the meaning

1996 Amendment
Director's Deferred Compensation
 Plan Agreement
Page 3


               of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or of the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, the Company's ownership of the Bank shall not of itself constitute a Change in Control for purposes of the Agreement. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

          4. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement entered into thereunder, other than as stated above.

1996 Amendment
Director's Deferred Compensation
 Plan Agreement
Page 4


          WHEREFORE, on this 23rd day of October, 1996, the Bank and each Director who is party to an Agreement hereby execute this 1996 Amendment to the Plan.

                                    HOME SAVINGS BANK, SSB


                                    By  /s/  Frederick H. Howdy
                                        --------------------------
                                           Its Chairman of the Board

October 23, 1996
-------------------------------
Date                                Attest:  William L. Wall         (Seal)
                                             ------------------------



                                    DIRECTORS


Brenda S. Ipoch                          /s/ Edmund T. Buckman, Jr.
-------------------------------          ----------------------------
Witness:                                 E. Buckman, Jr.


Brenda S. Ipoch                          /s/ Frederick H. Howdy
-------------------------------          ----------------------------
Witness:                                 F. Howdy


Brenda S. Ipoch                          /s/ Charles E. Parker, Jr.
-------------------------------          ----------------------------
Witness:                                 C. Parker, Jr.


Brenda S. Ipoch                          /s/ Frederick N. Holscher
-------------------------------          ----------------------------
Witness:                                 F. Holscher


Brenda S. Ipoch                          /s/ Linley H. Gibbs, Jr.
-------------------------------          ----------------------------
Witness:                                 L. Gibbs, Jr.


Brenda S. Ipoch                          /s/ Marshall T. Singleton
-------------------------------          ----------------------------
Witness:                                 Marshall T. Singleton


Brenda S. Ipoch                           /s/ Thomas A. Vann
-------------------------------           ---------------------------
Witness:                                  T. Vann